Comerica Incorporated

Second Quarter 2015
Financial Review

July 17, 2015

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; changes in regulation or oversight; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, including the energy industry; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; factors impacting noninterest expenses which are beyond Comerica's control; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; changes in Comerica's credit rating; unfavorable developments concerning credit quality; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2014. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

2

Financial Summary

	2Q15	1Q15	2Q14
Diluted income per common share	$0.73	$0.73	$0.80
Net interest income	$421	$413	$416
Provision for credit losses	47	14	11
Noninterest income	261	255	220
Excl. impact of accounting presentation[1]	*217*	*211*	*220*
Noninterest expenses[2]	436	459	404
Excl. impact of accounting presentation[1,2]	*392*	*415*	*404*
Net income	135	134	151
Total average loans	$48,833	$48,151	$46,725
Total average deposits	57,398	56,990	53,384
Basel III common equity Tier 1 capital ratio[3]	10.53%[5]	10.40%	n/a
Tier 1 common capital ratio[3,4]	n/a	n/a	10.50%
Average diluted shares (millions)	*182*	*182*	*186*

$ in millions, except per share data • n/a – not applicable • [1]Excluding the $44M impact of accounting presentation of a card program in 2Q15 and 1Q15. The Corporation believes this information will assist investors, regulators, management and others in comparing results to prior quarters • [2]Reflects a $31 million decrease in litigation-related expense in 2Q15. • [3]Basel III capital rules (standardized approach) became effective for Comerica on 1/1/15. The ratio reflects transitional treatment for certain regulatory deductions and adjustments. Capital ratios for prior periods are based on Basel I rules. • [4]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures. • [5]Estimated

Comerica Bank®

3

Second Quarter 2015 Results

	2Q15	Change From 1Q15	Change From 2Q14
Total average loans	48,833	682	2,108
Total average deposits	57,398	408	4,014
Net interest income	421	8	5
Provision for credit losses	47	33	36
Noninterest income	261	6	41
Excl. impact of acct. presentation[1]	217	n/a	(3)
Noninterest expenses	436	(23)	32
Excl. impact of acct. presentation[1]	392	n/a	(12)
Net income	135	1	(16)
Earnings per share (EPS)[2]	0.73	-	(0.07)
Tangible Book Value Per Share[3]	38.53	0.06	1.41
Equity repurchases[4]	1MM shares & 0.5MM warrants or $59MM		

Key QoQ Performance Drivers

- Solid average loan growth, particularly in Mortgage Banker, partially offset by decline in Energy
- Net interest income increased with loan growth & one additional day
- Provision reflects continued reserve build & increase in net charge-offs to 15 bps from a very low level
- Noninterest income increased primarily due to card fees
- Expenses reflect $31 million reduction in litigation-related expense
- Equity repurchases[4], combined with dividends, returned $96 million to shareholders

$ in millions, except per share data • n/a – not applicable • 2Q15 compared to 1Q15 • [1]Excluding the $44MM impact of accounting presentation of a card program in 2Q15. The Corporation believes this information will assist investors, regulators, management and others in comparing results to prior quarters. • [2]EPS based on diluted income per share. • [3]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures. • [4]Equity repurchases under the equity repurchase program.

Comerica Bank®

4

Diverse Footprint Drives Growth


Average Loans
11.0
11.1
11.3
11.5
11.2
-2.4%
+2.6%
2Q14 3Q14 4Q14 1Q15 2Q15
Average Deposits
10.7
10.6
10.8
11.1
11.0
-0.5%
+2.2%
2Q14 3Q14 4Q14 1Q15 2Q15
Average Loans
15.4
15.5
15.8
16.2
16.4
+1.5%
+6.4%
2Q14 3Q14 4Q14 1Q15 2Q15
Average Deposits
15.4
16.4
18.0
16.8
17.3
+2.6%
+12.4%
2Q14 3Q14 4Q14 1Q15 2Q15
Average Loans
13.5
13.3
13.2
13.3
13.3
+0.5%
-1.4%
2Q14 3Q14 4Q14 1Q15 2Q15
Average Deposits
20.7
21.2
21.6
21.7
21.7
stable
+4.9%
2Q14 3Q14 4Q14 1Q15 2Q15

$ in billions

Comerica Bank

5

Average Loan Growth of 1.4%

Loan Yields Increase 1bp


Total Loans
($ in billions)
Loan Yields
46.7
47.2
47.4
48.2
48.8
49.1
49.7
3.31
3.22
3.22
3.19
3.20
2Q14 3Q14 4Q14 1Q15 2Q15
Average Balances
1Q15 2Q15
Period-end

Total average loans increased $682MM

- \+ $690MM Mortgage Banker
- \+ $131MM General Middle Market
- \+ $121MM Private Banking
- \+ $ 89MM National Dealer Services
- \+ $ 64MM Small Business
- \+ $ 62MM TLS
- \- $276MM Energy
- \- $151MM Corporate Banking

Period-end loans grew $669MM

- Commitments increased to $57.1B
- Line utilization[1] of 51%, up from 50%
- Loan pipeline increased

Loan yields increased 1 bp, reflecting increase in 30-day LIBOR

2Q15 compared to 1Q15 • [1]Utilization of commercial commitments as a percentage of total commercial commitments at period-end.

Comerica Bank

6

7 Noninterest-bearing Deposits Drive GrowthDeposit Rates Decline 1 bp 1Interest costs on interest-bearing deposits ● 22Q15 compared to 1Q15 ● 3At 6/30/15 Average Balances Period-end Strong Deposit Base($ in billions) 53.4 55.2 57.8 57.0 57.4 57.6 58.3 0.15 0.15 0.15 0.15 0.14 2Q14 3Q14 4Q14 1Q15 2Q15 1Q15 2Q15 Deposit Rates1 Total average deposits increased $408MM2:  Noninterest-bearing deposits increased $668MM to $27.4B  Interest-bearing deposits decreased $260MM to $30.0B  About 2/3 of total deposits are commercial Loan to Deposit Ratio3 of 85% 8 Growth in Securities Portfolio Positioning for LCR Compliance At 6/30/15 ● 1Estimated as of 6/30/15. Excludes auction rate securities (ARS). ● 2Net unrealized pre-tax gain on the available-for-sale (AFS) portfolio. Securities Portfolio:  Duration of 3.8 years1 • Extends to 4.6 years under a 200 bps instantaneous rate increase1  Net unrealized pre-tax gain of $62MM2  Net unamortized premium of $44MM  GNMA about 30% of MBS portfolio  Purchased $200MM in Treasury Securities in early June subsequent to issuing $500MM in senior bank debt 9.0 9.0 9.0 9.1 9.1 9.3 9.2 9.4 9.4 9.4 9.9 9.9 10.1 10.2 2.28 2.22 2.19 2.16 2.13 2Q14 3Q14 4Q14 1Q15 2Q15 1Q15 2Q15 Other (Incl. Treasury Securities)Mortgage-backed Securities (MBS)Securities Yields Securities Portfolio($ in billions) Average Balances Period-end

Net Interest Income Increases 2%
Driven by Loan Growth & 1 Additional Day



Net Interest Income
($ in millions)
Accretion
NIM
416
414
415
413
421
10
3
9
2
2
2.78
2.67
2.57
2.64
2.65
2Q14
3Q14
4Q14
1Q15
2Q15

Net Interest Income and Rate NIM[1]:		
$413MM	**1Q15**	**2.64%**
+11	Loan impacts: +5MM Loan growth +4MM One add'l day in 2Q15 +2MM Higher loan yields	0.01
-3	Other: -Lower securities yields -Lower avg. balance at Fed -Higher debt expense	
$421MM	**2Q15**	**2.65%**

+200 bps rate rise = ~$220MM[2]
Estimated increase to net interest income over 12 months

[1]2Q15 compared to 1Q15 • [2]For standard model assumptions see slide #16. Estimate is based on simulation modeling analysis.

Comerica Bank

9

Credit Metrics Remain Below Historical Normal Levels
Provision of $47MM



Net Loan Charge-offs
($ in millions)
Normal Net Charge-Offs ~40 bps[3]
NCO Ratio (bps)
9
3
1
8
18
8
3
1
7
15
2Q14
3Q14
4Q14
1Q15
2Q15



Allowance for Credit Losses
($ in millions)
Allowance for Loan Losses as a % of NPL's
1.7
1.7
2.1
2.2
1.7
633
635
635
640
668
2Q14
3Q14
4Q14
1Q15
2Q15



Criticized Loans[1]
($ in millions)
Normal Criticized Loans of ~8.5% of Total Loans[3]
NALs
Criticized as a % of Total Loans
4.6
4.4
3.9
4.2
4.7
2,188
2,094
1,893
2,067
2,361
326
329
273
266
349
2Q14
3Q14
4Q14
1Q15
2Q15

- Provision increased $33MM:
  - Increased criticized energy[2] loans
  - Continued energy price uncertainty
- Nonaccrual loans increased $83MM:
  - 0.7% of total loans
  - Energy[2] increased $97MM to $119MM
- Criticized loans increased $294MM:
  - Energy[2] increased $329MM to $578MM
- Energy[2] net charge-offs $2MM

At 6/30/15 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications. • [2]This information includes all loans related to energy at 6/30/15, ~$3.3B of loans in our Energy business line & ~$725MM loans in other businesses that have a sizable portion of their revenue related to energy or could be otherwise disproportionately negatively impacted by prolonged low oil and gas prices. • [3]"Normal" estimates are based on internal historical analysis & management judgement.

Comerica Bank

10

Noninterest Income Increases $6MM
Driven by Card Fees



Noninterest Income
($ in millions)
Impact of change in accounting presentation of a card program
220
215
225
255
44
261
44
2Q14
3Q14
4Q14
1Q15
2Q15

2Q15 compared to 1Q15

Noninterest income:

+$5MM Card fees, due to higher merchant services & interchange income

+$1MM Service charges on deposit accounts

+$1MM Fiduciary income

+$1MM Brokerage fees

- $3MM Commercial lending fees, reflecting lower unused commitment & syndication agent fees

Comerica Bank

11

Noninterest Expenses Decrease $23MM
Reflecting a $31 Million Reduction in Litigation-related Expense



Noninterest Expenses
($ in millions)
Impact of change in accounting presentation of a card program
404
397
419
459
44
436
44
2Q14
3Q14
4Q14
1Q15
2Q15

2Q15 compared to 1Q15

Noninterest expenses:

- $31MM Litigation-related expense
- $2MM Salaries & benefits expense:
  - Seasonally lower payroll taxes
  - 1Q15 annual stock comp
  + Technology-related contract labor
  + Merit increases
  + 1 additional day

+ $8MM Outside processing fees, related to revenue-generating activities

Comerica Bank

12

Active Capital Management

2015 Capital Plan Target[1]:

- Up to $393MM equity repurchases over five quarters (2Q15 through 2Q16)
  - $59MM (1.0M shares and 500,000 warrants) repurchased in 2Q
  - Pace of buyback expected to increase commensurate with financial performance
- Dividend increased to $0.21 per share in 2Q15



Shareholder Payout[3]
($ in millions)
Dividends
Equity Repurchases
47%
28%
19%
2011
79%
58%
21%
2012
76%
53%
23%
2013
66%
42%
24%
2014
71%
43%
28%
2Q15



Tangible Book Value Per Share[2]
$31.40
$33.36
$35.64
$37.72
$38.53
2011
2012
2013
2014
2Q15



Dividends Per Share Growth
0.40
0.55
0.68
0.79
0.83
+108%
2011
2012
2013
2014
2015[4]

[1]Outlook as of 7/17/15 • [2]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures • [3]Shares & warrants repurchased under equity repurchase program • [4]Based on actual dividends declared in 1Q15 & 2Q15, and assuming no change in dividend per share for 3Q15 & 4Q15.

Comerica Bank

13

Management 2015 Outlook
Assuming Continuation of Current Economic & Low Rate Environment

FY15 compared to FY14	
Average loans	***Continued Growth**, Consistent with FY14* • 2H15 seasonally lower Mortgage Banker & National Dealer, continued decline in Energy, and continued growth in most other businesses • Continued focus on pricing and structure discipline
Net interest income	***Relatively Stable,** Assuming continuation of current rate environment* • Contribution from asset growth offset by impact from low rate environment on asset yields and decrease in purchase accounting accretion of ~$30MM
Provision	***Higher*** • 2H15 net charge-off rates similar to 2Q15 (15 bps) • If energy prices remain low, continued negative migration is possible, which may be offset by lower exposure balances. Remainder of portfolio continues to perform well.
Noninterest income	***Relatively Stable,** Excluding impact of a change in accounting presentation of card program[1]* • Growth in Card and Fiduciary fee income, mostly offset by a decline in warrant income and regulatory impacts on letters of credit and derivative income
Noninterest expenses	***Higher,** Excluding impact of a change in accounting presentation of card program[1]* • Increase in technology to ~$100MM (1H15 $45MM) • Increase in regulatory to ~$30MM (1H15 $15MM) • Increase in pension to ~$48MM (1H15 $24MM) • 2H15 impacted by 3 more days, merit increases, higher outside processing and occupancy • Continued focus on driving efficiencies for the long-term
Income taxes	**~32% of pre-tax income**

Outlook as of 7/1715 • [1]Previously presented revenues net of expenses

Comerica Bank

14

Appendix

relationships

Comerica Bank

Interest Rate Sensitivity

Remain Well Positioned for Rising Rates

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Moderate decrease[1]
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Increased for LCR compliance
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled

Estimated Net Interest Income: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 2Q15 Standard Model

($ in millions)



~110
~190
~200
~210
~220
~260
~330
Up 100 bps
Addl. $3B Deposit Decline
Addl. 20% Increase in Beta
Addl. $1B Deposit Decline
2Q15 Standard Model
Addl. ~3% Loan Growth
Up 300 bps

At 6/30/15 • For methodology see the Company's Form 10Q, as filed with the SEC. Estimates are based on simulation modeling analysis. • [1]Standard Model Assumption for deposit balances reflects historical experience and management judgement regarding deposit runoff in light of unprecedented liquidity.

Comerica Bank

16

Loans by Business and Market

By Line of Business	2Q15	1Q15	2Q14
Middle Market			
General	$13.5	$13.4	$13.6
Energy	3.4	3.7	3.2
National Dealer Services	6.0	5.9	5.7
Entertainment	0.6	0.6	0.6
Tech. & Life Sciences	3.0	2.9	2.5
Environmental Services	0.9	1.0	0.9
Total Middle Market	$27.4	$27.5	$26.5
Corporate Banking			
US Banking	2.6	2.7	2.8
International	1.8	1.9	1.7
Mortgage Banker Finance	2.1	1.4	1.3
Commercial Real Estate	4.2	4.2	4.1
BUSINESS BANK	**$38.1**	**$37.7**	**$36.4**
Small Business	3.9	3.8	3.7
Retail Banking	1.9	1.9	1.8
RETAIL BANK	**$5.8**	**$5.7**	**$5.5**
Private Banking	4.9	4.8	4.8
WEALTH MANAGEMENT	**$4.9**	**$4.8**	**$4.8**
TOTAL	**$48.8**	**$48.2**	**$46.7**

By Market	2Q15	1Q15	2Q14
Michigan	$13.3	$13.3	$13.5
California	16.4	16.2	15.4
Texas	11.2	11.5	11.0
Other Markets[1]	7.9	7.2	6.8
TOTAL	**$48.8**	**$48.2**	**$46.7**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets.

Comerica Bank

17

Deposits by Business and Market

By Line of Business	2Q15	1Q15	2Q14
Middle Market			
General	$15.7	$15.6	$14.6
Energy	0.7	0.7	0.5
National Dealer Services	0.2	0.2	0.2
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	6.2	6.1	5.6
Environmental Services	0.2	0.2	0.1
Total Middle Market	23.1	$22.9	$21.1
Corporate Banking			
US Banking	2.6	2.6	2.6
International	2.0	2.0	1.7
Mortgage Banker Finance	0.6	0.6	0.5
Commercial Real Estate	1.9	2.1	1.5
BUSINESS BANK	**$30.2**	**$30.2**	**$27.4**
Small Business	2.9	2.9	2.7
Retail Banking	19.8	19.5	19.2
RETAIL BANK	**$22.7**	**$22.4**	**$21.9**
Private Banking	4.1	4.0	3.6
WEALTH MANAGEMENT	**$4.1**	**$4.0**	**$3.6**
Finance/ Other[2]	0.4	0.4	0.5
TOTAL	**$57.4**	**$57.0**	**$53.4**

By Market	2Q15	1Q15	2Q14
Michigan	$21.7	$21.7	$20.7
California	17.3	16.8	15.4
Texas	11.0	11.1	10.7
Other Markets[1]	7.0	7.0	6.1
Finance/ Other[2]	0.4	0.4	0.5
TOTAL	**$57.4**	**$57.0**	**$53.4**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets. • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments.

Comerica Bank

18

19 Energy Line of Business At 6/30/15  Granular portfolio: ~200 customers  30+ years experience with strong performance through cycles  $3.3B in loans at period-end 6/30/15, decreased $257MM from 3/31/15  Utilization rate of 48% (vs 50% at 3/31/15)  ~95% of loans have security 1,81 1 1,65 6 1,46 9 1,32 7 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 2,95 1 2,89 5 2,75 2 2,98 2 3,23 6 3,33 2 3,49 2 3,70 0 3,42 4 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 Average Loans($ in millions) 0 0 0 0 36 69 19 10 13 6 0 1 9 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 1Q1 5 2Q1 5 Strong Credit Quality(In basis points) Energy Net Charge-offs to Avg. Energy Loans Exploration & Production 70%Midstream14% Service16% Natural Gas 13% Oil40% Mixed17% Diverse Customer Base(Based on period-end outstandings) 20 At 6/30/15 ● 1MBA Origination Volumes $ in billions. Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 6/18/15 566 61 4 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1,31 9 1,59 5 1,39 7 1,39 9 2,08 9 200 300 400 500 600 700 800 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 Actual MBA Mortgage Origination Volumes Average Loans($ in millions) Mortgage Banker Finance MBA Mortgage Originations Forecast1($ in billions) 313 378 318 272 251 319 316 284 1Q15Actual 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1  50 years experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships

National Dealer Services

Franchise Distribution
(Based on period-end loan outstandings)



Honda/Acura 14%
Ford 9%
GM 9%
Chrysler 10%
Mercedes 3%
Nissan/ Infiniti 7%
Other European 12%
Other Asian 11%
Other[1] 10%
Toyota/ Lexus 15%

Geographic Dispersion

California	63%	Texas	8%
Michigan	18%	Other	11%

- 65+ years of Floor Plan lending, with 20+ years on a national basis
- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance



Average Loans
($ in billions)
Floor Plan
3.8 3.6 3.1 3.4 3.8 4.3 4.3 4.6 4.9 5.1 4.9 5.3 5.3 5.7 5.5 5.7 5.9 6.0
1.9 1.7 1.3 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.2 3.2 3.5 3.2 3.4 3.5 3.6
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15

At 6/30/15 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

21

Technology and Life Sciences

- 20+ years experience provides competitive advantage
- Products and services tailored to meet the needs of emerging companies throughout their lifecycle
- Strong relationships with top-tier investors
- National business headquartered in Palo Alto, CA, operating from 14 offices in the U.S. and Toronto
- Top notch relationship managers with extensive industry expertise



Average Loans
($ in billions)
1.1 1.1 1.1 1.2 1.2 1.2 1.3 1.5 1.6 1.7 1.8 1.9 2.0 1.9 2.0 2.1 2.3 2.5 2.6 2.7 2.9 3.0
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15

Customer Segment Overview
(% based on loan outstandings)

- ~20% Early Stage
- ~40% Growth
- ~10% Late Stage
- ~25% Equity Funds Services
- ~5% Leveraged Finance



Average Deposits
($ in billions)
3.3 3.4 3.3 3.5 3.7 4.1 4.2 4.4 4.7 5.1 5.2 5.2 5.0 5.0 5.1 5.2 5.7 5.6 5.9 6.2 6.1 6.2
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15

At 6/30/15

Comerica Bank

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23 Commercial Real Estate Line of Business At 6/30/15 ● 1Includes CRE line of business loans not secured by real estate. ● 2Excludes CRE line of business loans not secured by real estate. 5.7 5.4 5.1 4.8 4.4 4.0 4.4 4.6 4.4 4.3 3.9 3.7 3.7 3.8 3.8 3.8 4 .0 4.1 4.2 4.2 4.2 4.2 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 Commercial MortgagesReal Estate ConstructionCommercial & Other Average Loans($ in billions) 5.6 6.1 6.4 6.4 6.6 2Q14 3Q14 4Q14 1Q15 2Q15 Commitments($ in billions; Based on period-end) 19% 1 Michigan$237 7% California$1,607 46% Texas$957 28%Florida$127 4% Other$519 15% CRE by Market2($ in millions; Based on location of property) 24 Shared National Credit (SNC) Relationships At 6/30/15 ● SNCs are not a line of business. The balances shown above are included in the line of business balances. ●SNCs are facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.  SNC relationships included in business line balances  Approximately 830 borrowers  Comerica is agent for approx. 20%  Strategy: Pursue full relationships with ancillary business  Adhere to same credit underwriting standards as rest of loan book Period-end Loans of $10.6B Commercial Real Estate$0.7B 6% Corporate $2.6B 25% General$2.4B 22%National Dealer $0.5B 4% Energy$3.1B 30% Entertainment$0.3B 3% Tech. & Life Sciences$0.3B 3% Environmental Services $0.3B 3% Mortgage Banker$0.4B 4% = Total Middle Market (65%)

25 Government Card ProgramsGenerate Valuable Retail Deposits At 6/30/15 ● 1Source: the Nilson Report July 2015, based on 2014 data ● 2Based on a 2014 survey conducted by KRC Research ● 3Source: U.S. Department of the Treasury ● 4Source: Social Security Administration 720 948 1,221 1,444 1,650 2011 2012 2013 2014 YTD 2015 US Treasury ProgramState Card Programs Growing Average Noninterest-Bearing Deposits($ in millions)  #2 prepaid card issuer in US1  State/ Local government benefit programs:• 49 distinct programs  US Treasury DirectExpress Program:• Exclusive provider of prepaid debit cards since 2008; contract extended to January 2020• ~80k new accounts per month• 95% of Direct Express card holders report they are satisfied2• Eliminating monthly benefit checks, resulting in significant taxpayer savings3 # of Social Security Beneficiaries4(in millions) 25 30 35 40 45 50 55 60 1970 1975 1980 1985 1990 1995 2000 2005 2010 Key Facts 26 Funding and Maturity Profile At 6/30/15 ● 1Face value at maturity.  Access to wholesale debt markets  Federal Home Loan Bank of Dallas• $-0- outstanding • $5B borrowing capacity  Brokered deposits  Fed funds/ Repo markets  ~$7B unencumbered securities  Loan to deposit ratio of 85% Multiple Funding Sources Debt Profile by Maturity1($ in millions) 300 650 500 350 900 2015 2016 2017 2019 2020+ Subordinated Notes Senior Notes Equity$7.5B 11% Interest-Bearing Deposits$30.1B 44% Noninterest-Bearing Deposits$28.2B 41% Wholesale Debt $2.9B 4% Funding ProfileAt June 30, 2015

27 Expenses Remain Well ControlledContinued Focus on Efficiency At 6/30/15 ● 1Normal fed fund rate of 3-4% not necessary to reach long-term goal. ● 2Goal as of 7/17/15. 11,4 44 11,3 50 11,2 87 11,2 09 10,8 92 10,8 16 10,7 00 10,7 82 10,1 86 9,40 2 9,07 3 9,46 8 9,03 5 8,94 8 8,87 6 8,83 1 8,90 1 $6.0 $6 .8 $7.1 $7 .5 $7.4 $7 .8 $8.4 $8.5 $9 .2 $9.2 $8.8 $8.9 $ 10.3 $10 .7 $11 .4 $11 .9 $11 .9 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 1Q1 5 2Q1 5 Employees Avg. Loans + Deposits/Employee Driving Efficiency While Growing Loans & Deposits($ in millions) Factors Expected to Drive Long-Term Efficiency Ratio Goal2 51.8% 50.7% 50.4% 54.0% 47.1% 53.2% 55.6% 58.0% 58.9% 58.6% 68.6% 63.7% 199 8 199 9 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 1Q1 5 2Q1 5 Average: 53.8% 10-Years Prior to the Downturn Long-TermGoal: Below 60% Long-Term Efficiency Ratio Goal2: < 60% 2Q15 Long-Term Goal Expense Growth Fee Income Growth Loan Growth ~2-3% Normal1(~3-4%) Fed Funds Rate 64% 2-3% 3-4% 3-4% Below 60% Senior Unsecured/Long-Term Issuer Rating S&P Moody’s Fitch Cullen Frost A A2 -- BB&T A- A2 A+ BOK Financial A- A2 A Comerica A- A3 A M&T Bank A- A3 A- KeyCorp BBB+ Baa1 A- Fifth Third BBB+ Baa1 A SunTrust BBB+ Baa1 BBB+ Huntington BBB Baa1 A- Regions Financial BBB Baa3 BBB Zions Bancorporation BBB- Ba1 BBB- First Horizon National Corp BB+ Baa3 BBB- Wells Fargo & Company A+ A2 AA- U.S. Bancorp A+ A1 AA- JP Morgan A A3 A+ PNC Financial Services Group A- A3 A+ Bank of America A- Baa1 A 28 Holding Company Debt Rating As of 7/7/15 ● Source: SNL Financial ● Debt Ratings are not a recommendation to buy, sell, or hold securities Pee r Ba nks Larg e Ba nks

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	6/30/15	3/31/15	12/31/14	6/30/14	12/31/13	12/31/12	12/31/11
Tier 1 and Tier 1 common capital[1]	n/a	n/a	7,169	7,027	6,895	6,705	
Risk-weighted assets[1]	n/a	n/a	68,269	66,909	64,825	66,115	
Tier 1 and Tier 1 common capital ratio	***n/a***	***n/a***	***10.50%***	***10.50%***	***10.64%***	***10.14%***	
Common shareholders' equity	$7,523	$7,500	$7,402	$7,369	$7,150	$6,939	$6,865
Less: Goodwill	635	635	635	635	635	635	635
Less: Other intangible assets	15	15	15	15	17	22	32
Tangible common equity	6,873	$6,850	$6,752	$6,719	$6,498	$6,282	$6,198
Total assets	$69,945	$69,333	$69,186	$65,323	$65,224	$65,066	$61,005
Less: Goodwill	635	635	635	635	635	635	635
Less: Other intangible assets	15	15	15	15	17	22	32
Tangible assets	69,295	$68,683	$68,536	$64,673	$64,572	$64,409	$60,338
Common equity ratio	*10.76%*	*10.82%*	*10.70%*	*11.28%*	*10.97%*	*10.67%*	*11.26%*
Tangible common equity ratio	***9.92***	***9.97***	***9.85***	***10.39***	***10.07***	***9.76***	***10.27***
Common shareholders' equity	$7,523	$7,500	$7,402	$7,369	$7,150	$6,939	$6,865
Tangible common equity	6,873	$6,850	$6,752	$6,719	$6,498	$6,282	$6,198
Shares of common stock outstanding (in millions)	178	178	179	181	182	188	197
Common shareholders' equity per share of common stock	*$42.18*	*$42.12*	*$41.35*	*$40.72*	*$39.22*	*$36.86*	*$34.79*
Tangible common equity per share of common stock	***38.53***	***38.47***	***37.72***	***37.12***	***35.64***	***33.36***	***31.40***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with Basel I risk-based capital rules in effect through 12/31/14. Effective 1/1/15, regulatory capital components and risk-weighted assets are defined by and calculated in conformity with Basel III risk-based capital rules. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders equity per share of common stock.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined by Basel I risk-based capital rules.

n/a – not applicable.

Comerica Bank

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